Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 15, 2004

QUOVADX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

Table of Contents

Item 5. Other Events.

On March 15, 2004, Quovadx, Inc., a Delaware corporation (the “Registrant”), announced that it has delayed the filing of its annual reports on Form 10-K for the year ended December 31, 2003 to restate its 2003 third quarter financial results and revise its previously announced preliminary 2003 fourth quarter and full year financial results.

A copy of the press release dated March 15, 2004, issued by the Registrant announcing the delay in the filing of its annual report for the year ended December 31, 2003 is filed as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Exhibit
99.1	Press release of the Registrant, dated March 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.

Date: March 16, 2004	/S/ LINDA K. WACKWITZ Linda K. Wackwitz Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press release of the Registrant, dated March 15, 2004